MORGAN STANLEY SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 2001

DEAR SHAREHOLDER:

During the six-month period ended April 30, 2001, the U.S. economy clearly lost much of the momentum that had characterized the last few years. As the Federal Reserve Board came to appreciate the extent of the economic slowdown, the central bank initiated a series of easing moves, beginning with two 50-basis-point rate cuts in January and following with two more, in March and April. (After the end of the reporting period, on May 15, the Fed made yet another 50-basis-point cut, bringing the federal funds rate down to 4.00 percent.)

As the fiscal year progressed, the extent of the slowdown became increasingly evident. Numerous companies issued profit warnings, and unemployment claims rose amid a growing list of layoff announcements. Much of the slowdown was the result of an inventory correction, notably in the telecommunications and technology sectors; consequently, manufacturing numbers were especially weak. Consumer confidence and discretionary spending also softened, but not to the same degree.

By the end of the period, economic data were showing some improvement. However, the consumer sector, which began slowing later than the manufacturing sector, appeared still to be softening. To some extent, the economic weakness that affected the United States has become a global phenomenon. Consequently, the central banks of a number of countries have cut interest rates. With the benefit of global monetary easing and prospective U.S. fiscal stimulus, most observers seem to believe that any further weakening of the economy will be limited.

PERFORMANCE AND PORTFOLIO STRATEGY

On June 18, 2001, Morgan Stanley Dean Witter Short-Term Bond Fund was renamed Morgan Stanley Short-Term Bond Fund. For the 12-month period ended April 30, 2001, the Fund returned 8.82 percent compared to 11.67 percent for the Lehman Brothers U.S. Credit Index (1-5 Year). The accompanying chart compares the Fund's performance to that of the Lehman index.

MORGAN STANLEY SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 2001, CONTINUED

The Fund's underperformance relative to its benchmark during this period can be attributed partly to our decision not to extend the Fund's duration significantly before interest rates began to drop. (Duration is a measure of sensitivity to interest rates. The longer the duration, the more pronounced the effect of an interest-rate change.)

On April 30, 2001, the Fund was invested approximately 62 percent in corporate bonds, 18 percent in U.S. government agency securities and 9 percent in mortgage pass-through securities, with the remainder in cash equivalents, Treasury securities and asset-backed securities. The Fund had a duration of 2.05 years.

LOOKING AHEAD

At the end of the reporting period, many market observers remained apprehensive about the consumer sector, because U.S. households lost approximately $3 trillion in equity-market wealth during the fiscal year. Soaring energy prices also remain a concern. We believe that economic growth will continue to be soft in the near future and that inflation will stay at acceptable levels. As always, adjustments to the Fund's maturity and portfolio composition will be made as conditions warrant and opportunities become available.

We appreciate your ongoing support of Morgan Stanley Short-Term Bond Fund and look forward to continuing to serve your investment needs.

Very truly yours,

          /s/ CHARLES A. FIUMEFREDDO      /s/ MITCHELL M. MERIN
          CHARLES A. FIUMEFREDDO          MITCHELL M. MERIN
          CHAIRMAN OF THE BOARD           PRESIDENT

MORGAN STANLEY SHORT-TERM BOND FUND
FUND PERFORMANCE APRIL 30, 2001

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
GROWTH OF $10,000
($ in Thousands)

               FUND        LEHMAN(3)
January 1994  10,000          10,000
January 1994  10,034          10,000
April 1994     9,799           9,727
July 1994      9,913           9,898
October 1994   9,977           9,899
January 1995   9,947          10,027
April 1995    10,265          10,413
July 1995     10,571          10,779
October 1995  10,805          11,050
January 1996  11,081          11,406
April 1996    11,018          11,269
July 1996     11,151          11,428
October 1996  11,400          11,776
January 1997  11,553          11,926
April 1997    11,666          12,027
July 1997     11,959          12,442
October 1997  12,140          12,622
January 1998  12,337          12,881
April 1998    12,484          13,010
July 1998     12,696          13,219
October 1998  12,998          13,581
January 1999  13,128          13,791
April 1999    13,234          13,864
July 1999     13,254          13,797
October 1999  13,349          13,999
January 2000  13,431          14,000
April 2000    13,546          14,155
July 2000     13,899          14,529
October 2000  14,138          14,851
January 2001  14,604          15,495
April 2001    14,740  (2)     15,808

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

       AVERAGE ANNUAL TOTAL RETURNS
   ------------------------------------
   PERIOD ENDED 4/30/01
   -------------------------
   1 Year                      8.82%(1)
   5 Years                     5.99%(1)
   Since Inception (1/10/94)   5.46%(1)

------------------------

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2)  Closing value assuming a complete redemption on April 30, 2001.
(3) The Lehman Brothers U.S. Credit Index (1-5 Year) (formerly Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2001

PRINCIPAL
AMOUNT IN                                                                          COUPON      MATURITY
THOUSANDS                                                                           RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (54.2%)
           AEROSPACE & DEFENSE (2.2%)
 $2,000    Bombardier Capital Inc. - 144A*.......................................   6.00%  01/15/02           $  2,010,020
    390    Raytheon Co...........................................................   8.20   03/01/06                410,354
                                                                                                              ------------
                                                                                                                 2,420,374
                                                                                                              ------------
           ALUMINUM (0.1%)
    111    Alcoa Inc.............................................................   7.25   08/01/05                117,229
                                                                                                              ------------
           APPAREL/FOOTWARE/RETAIL (0.3%)
    295    Gap Inc...............................................................   5.625  05/01/03                294,499
                                                                                                              ------------
           AUTO PARTS: O.E.M (0.3%)
    305    TRW Inc...............................................................   7.625  03/15/06                307,864
                                                                                                              ------------
           BROADCASTING (1.9%)
  2,000    Clear Channel Communications Corp.....................................   7.25   09/15/03              2,059,840
                                                                                                              ------------
           CABLE/SATELLITE TV (2.6%)
  1,000    Century Communications Corp...........................................   9.75   02/15/02              1,007,500
  1,000    Cox Enterprises Inc. - 144A*..........................................   6.625  06/14/02              1,008,630
    800    Rogers Cablesystems, Ltd. (Canada)....................................   9.625  08/01/02                824,000
                                                                                                              ------------
                                                                                                                 2,840,130
                                                                                                              ------------
           CASINO/GAMING (0.9%)
  1,000    Circus Circus Enterprises, Inc........................................   9.25   12/01/05              1,007,500
                                                                                                              ------------
           COMPUTER PROCESSING HARDWARE (1.8%)
  2,000    Compaq Computer Corp..................................................   7.45   08/01/02              2,018,040
                                                                                                              ------------
           DEPARTMENT STORES (2.7%)
  3,000    Dillard's Inc.........................................................   5.79   11/15/01              2,956,950
                                                                                                              ------------
           DISCOUNT STORES (0.3%)
    285    Target Corp...........................................................   7.50   08/15/10                304,141
                                                                                                              ------------
           ELECTRIC UTILITIES (9.2%)
  1,000    Cinergy Corp..........................................................   6.125  04/15/04                969,300
  3,000    CSW Investments - 144A* (United Kingdom)..............................   6.95   08/01/01              3,009,420
  1,000    Dominion Resources Inc................................................   7.60   07/15/03              1,036,070
    972    Niagara Mohawk Power Co...............................................   7.125  07/01/01                972,994
  2,000    Nisource Finance Corp.................................................   7.50   11/15/03              2,068,980
  2,000    Public Service Electric & Gas Co......................................   7.19   09/06/02              2,041,640
                                                                                                              ------------
                                                                                                                10,098,404
                                                                                                              ------------
           ENVIRONMENTAL SERVICES (2.2%)
  2,370    USA Waste Services, Inc...............................................   6.125  07/15/01              2,371,256
                                                                                                              ------------
           FINANCE/RETAIL/LEASING (0.9%)
  1,000    IBM Credit Corp.......................................................   7.00   01/28/02              1,015,340
                                                                                                              ------------
           FINANCIAL CONGLOMERATES (4.1%)
  2,600    Brascan, Ltd. (Canada)................................................   7.375  10/01/02              2,602,860
  2,000    Conseco, Inc..........................................................   8.75   02/09/04              1,890,000
                                                                                                              ------------
                                                                                                                 4,492,860
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2001, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON     MATURITY
THOUSANDS                                                                          RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           FOOD RETAILS (1.8%)
 $2,000    Kroger Co.............................................................   6.34%  06/01/01           $  2,001,600
                                                                                                              ------------
           FOODS: MAJOR DIVERSIFIED (2.4%)
    625    Kellogg Co. - 144A*...................................................   6.00   04/01/06                617,969
  2,000    Unilever Capital Corp.................................................   6.75   11/01/03              2,068,780
                                                                                                              ------------
                                                                                                                 2,686,749
                                                                                                              ------------
           FOREIGN GOVERNMENT OBLIGATION (0.9%)
  1,025    Quebec, Province of (Canada)..........................................   5.50   04/11/06              1,010,281
                                                                                                              ------------
           GAS DISTRIBUTORS (0.4%)
    485    RAS Laffan Liquefied Natural Gas Co. Ltd. - 144A* (Qatar).............   7.628  09/15/06                479,321
                                                                                                              ------------
           HOME IMPROVEMENT CHAINS (0.2%)
    190    Lowe's Companies Inc..................................................   7.50   12/15/05                199,240
                                                                                                              ------------
           INDUSTRIAL CONGLOMERATES (0.4%)
    400    Tyco International Group S.A. (Luxembourg)............................   6.375  02/15/06                400,564
                                                                                                              ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (2.1%)
    305    Goldman Sachs Group Inc...............................................   6.875  01/15/11                304,594
  2,000    Lehman Brothers Holdings, Inc.........................................   6.50   10/01/02              2,039,060
                                                                                                              ------------
                                                                                                                 2,343,654
                                                                                                              ------------
           LIFE/HEALTH INSURANCE (1.4%)
  1,000    MONY Group Inc. (The).................................................   7.45   12/15/05              1,012,360
    505    Prudential Insurance Co - 144A*.......................................   6.875  04/15/03                520,807
                                                                                                              ------------
                                                                                                                 1,533,167
                                                                                                              ------------
           MAJOR BANKS (3.7%)
    285    Bank of America Corp..................................................   7.40   01/15/11                295,693
  2,000    First Union Corp......................................................   8.00   11/15/02              2,083,920
    585    Fleet Financial Group, Inc............................................   8.125  07/01/04                623,563
  1,000    Republic New York Corp................................................   8.25   11/01/01              1,017,670
                                                                                                              ------------
                                                                                                                 4,020,846
                                                                                                              ------------
           MAJOR TELECOMMUNICATIONS (3.6%)
  2,000    Sprint Capital Corp...................................................   5.875  05/01/04              1,947,580
  2,000    WorldCom, Inc.........................................................   7.875  05/15/03              2,048,540
                                                                                                              ------------
                                                                                                                 3,996,120
                                                                                                              ------------
           MANAGED HEALTH CARE (1.0%)
  1,125    Aetna Inc.............................................................   7.375  03/01/06              1,118,419
                                                                                                              ------------
           OIL & GAS PRODUCTION (0.9%)
  1,000    Occidental Petroleum Corp.............................................   8.50   11/09/01              1,016,350
                                                                                                              ------------
           PHARMACEUTICALS: MAJOR (0.4%)
    450    American Home Products - 144A*........................................   6.25   03/15/06                446,499
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2001, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON     MATURITY
THOUSANDS                                                                          RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           RAILROADS (1.1%)
 $1,200    Union Pac Corp........................................................   7.375% 05/15/01           $  1,200,792
                                                                                                              ------------
           SAVINGS BANKS (1.4%)
  1,500    Golden West Financial Corp............................................   7.875  01/15/02              1,528,110
                                                                                                              ------------
           SPECIALTY TELECOMMUNICATIONS (0.4%)
    375    Qwest Capital Funding - 144A*.........................................   7.75   08/15/06                396,731
                                                                                                              ------------
           TELECOMMUNICATION EQUIPMENT (0.4%)
    490    Nortel Networks Ltd. (Canada).........................................   6.125  02/15/06                467,254
                                                                                                              ------------
           WIRELESS COMMUNICATIONS (2.2%)
  2,000    AirTouch Communications Inc...........................................   7.125  07/15/01              2,007,380
    455    AT&T Wireless Group - 144A*...........................................   7.35   03/01/06                456,989
                                                                                                              ------------
                                                                                                                 2,464,369
                                                                                                              ------------

           TOTAL CORPORATE BONDS
           (COST $58,988,352)...............................................................................    59,614,493
                                                                                                              ------------

           ASSET BACKED SECURITY (0.5%)
           MISCELLANEOUS
    500    Connecticut RRB Special Purpose
             (COST $499,882).....................................................   5.36   03/30/07                500,078
                                                                                                              ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (24.0%)
           MORTGAGE PASS-THROUGH SECURITIES (8.2%)
  2,360    Federal Home Loan Mortgage Corp. PC Gold..............................   5.50   04/01/03              2,360,259
                                                                                           09/01/01-
  4,384    Federal Home Loan Mortgage Corp. PC Gold..............................   6.00   09/01/03              4,423,493
                                                                                           08/01/01-
  1,381    Federal Home Loan Mortgage Corp. PC Gold..............................   6.50   09/01/02              1,402,938
                                                                                           06/01/01-
    866    Federal National Mortgage Assoc.......................................   6.00   12/01/02                868,393
                                                                                                              ------------
                                                                                                                 9,055,083
                                                                                                              ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (15.8%)
  7,900    Federal Home Loan Mortgage Corp.......................................   5.25   01/15/06              7,841,619
  7,500    Federal National Mortgage Assoc.......................................   6.00-  12/15/05-
                                                                                    7.125  06/15/10              7,745,485
  1,700    U.S. Treasury Note....................................................   5.75-  02/15/10-
                                                                                    6.50   08/15/10              1,753,309
                                                                                                              ------------
                                                                                                                17,340,413
                                                                                                              ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (COST $26,386 443)...............................................................................    26,395,496
                                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 2001, CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON     MATURITY
THOUSANDS                                                                          RATE         DATE            VALUE
--------------------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (8.9%)
           REPURCHASE AGREEMENTS
 $4,487    Joint repurchase agreement account (dated 04/30/01 proceeds
             $4,487,569) (a)
             (COST $4,487,000)...................................................   4.566% 05/01/01           $  4,487,000
  5,263    The Bank of New York (dated 04/30/01; proceeds $5,263,605) (b)
             (COST $5,262,965)...................................................   4.375  05/01/01              5,262,965
                                                                                                              ------------

           TOTAL SHORT-TERM INVESTMENTS
           (COST $9,749,965)................................................................................     9,749,965
                                                                                                              ------------

TOTAL INVESTMENTS
(COST $95,624,642) (c)....................................................................   87.6%     96,260,032

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................   12.4      13,657,323
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 109,917,355
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
(a)  Collateralized by Federal Agency and U.S. Treasury obligations.
(b) Collateralized by $3,998,162 U.S. Treasury Note 8.875% due 02/15/19 valued at $5,368,225.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,244,953 and the aggregate gross unrealized depreciation is $609,563, resulting in net unrealized appreciation of $635,390.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001

ASSETS:
Investments in securities, at value
  (cost $95,624,642)..........................................................................  $ 96,260,032
Cash..........................................................................................       626,366
Receivable for:
    Shares of beneficial interest sold........................................................    10,658,005
    Investments sold..........................................................................     2,031,519
    Interest..................................................................................     1,642,971
Prepaid expenses and other assets.............................................................        15,178
                                                                                                ------------

     TOTAL ASSETS.............................................................................   111,234,071
                                                                                                ------------

LIABILITIES:
Payable for:
    Investments purchased.....................................................................       964,769
    Shares of beneficial interest repurchased.................................................       196,848
    Dividends to shareholders.................................................................        62,685
    Investment management fee.................................................................        44,471
Accrued expenses and other payables...........................................................        47,943
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     1,316,716
                                                                                                ------------

     NET ASSETS...............................................................................  $109,917,355
                                                                                                ============

COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $114,445,324
Net unrealized appreciation...................................................................       635,390
Dividends in excess of net investment income..................................................        (6,408)
Accumulated net realized loss.................................................................    (5,156,951)
                                                                                                ------------

     NET ASSETS...............................................................................  $109,917,355
                                                                                                ============

NET ASSET VALUE PER SHARE,
  11,641,643 SHARES OUTSTANDING
  (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE).............................................         $9.44
                                                                                                ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2001

NET INVESTMENT INCOME:

INTEREST INCOME................................................................................  $ 7,341,724
                                                                                                 -----------

EXPENSES
Investment management fee......................................................................      770,691
Professional fees..............................................................................       62,869
Transfer agent fees and expenses...............................................................       60,511
Shareholder reports and notices................................................................       53,294
Registration fees..............................................................................       46,802
Trustees' fees and expenses....................................................................       10,280
Custodian fees.................................................................................        8,221
Other..........................................................................................        5,477
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    1,018,145

Less: amounts waived/reimbursed................................................................     (137,354)
                                                                                                 -----------

     NET EXPENSES..............................................................................      880,791
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................    6,460,933
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss..............................................................................   (1,540,949)
Net change in unrealized depreciation..........................................................    4,375,709
                                                                                                 -----------

     NET GAIN..................................................................................    2,834,760
                                                                                                 -----------

NET INCREASE...................................................................................  $ 9,295,693
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEAR    FOR THE YEAR
                                                                                      ENDED           ENDED
                                                                                  APRIL 30, 2001  APRIL 30, 2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...........................................................   $  6,460,933    $  8,373,241
Net realized loss...............................................................     (1,540,949)     (1,637,726)
Net change in unrealized depreciation...........................................      4,375,709      (3,269,690)
                                                                                   ------------    ------------

     NET INCREASE...............................................................      9,295,693       3,465,825

Dividends to shareholders from net investment income............................     (6,469,426)     (8,353,039)

Net decrease from transactions in shares of beneficial interest.................    (11,603,065)    (62,860,227)
                                                                                   ------------    ------------

     NET DECREASE...............................................................     (8,776,798)    (67,747,441)

NET ASSETS:
Beginning of period.............................................................    118,694,153     186,441,594
                                                                                   ------------    ------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $6,408 AND
    UNDISTRIBUTED NET INVESTMENT INCOME OF $15,610, RESPECTIVELY)...............   $109,917,355    $118,694,153
                                                                                   ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Short-Term Bond Fund (the "Fund"), formerly Morgan Stanley Dean Witter Short-Term Bond Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2001, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or Federal Agency obligations.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

For the period May 1, 1999 through December 31, 2001, the Investment Manager has agreed to waive its fee and reimburse other Fund expenses to the extent they exceed 0.80% of the daily net assets of the Fund.

MORGAN STANLEY SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2001, CONTINUED

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended April 30, 2001 were $133,788,818 and $159,370,711, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $86,654,937 and $97,239,866, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                 FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                         APRIL 30, 2001               APRIL 30, 2000
                                                                   ---------------------------  --------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  -------------
Sold.............................................................   34,088,802  $ 318,978,719    54,714,865  $ 510,668,353
Reinvestment of dividends........................................      495,692      4,636,843       667,268      6,222,631
                                                                   -----------  -------------   -----------  -------------
                                                                    34,584,494    323,615,562    55,382,133    516,890,984
Repurchased......................................................  (35,850,061)  (335,218,627)  (62,125,924)  (579,751,211)
                                                                   -----------  -------------   -----------  -------------
Net decrease.....................................................   (1,265,567) $ (11,603,065)   (6,743,791) $ (62,860,227)
                                                                   ===========  =============   ===========  =============

5. FEDERAL INCOME TAX STATUS

At April 30, 2001, the Fund had a net capital loss carryover of approximately $4,311,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through April 30 of the following years:

                        (AMOUNTS IN THOUSANDS)
----------------------------------------------------------------------
2003     2004       2005       2006       2007       2008       2009
----   --------   --------   --------   --------   --------   --------
$378     $501       $186       $359       $509       $544      $1,834
====     ====       ====       ====       ====       ====      ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $797,000 during fiscal 2001.

MORGAN STANLEY SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 2001, CONTINUED

As of April 30, 2001, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences attributable to gains on paydowns. To reflect reclassifications arising from the permanent differences, dividends in excess of net investment income was charged and accumulated net realized loss was credited $13,525.

6. CHANGE IN ACCOUNTING POLICY

Effective May 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of April 30, 2001.

MORGAN STANLEY SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                       FOR THE YEAR ENDED APRIL 30,
                                                              -----------------------------------------------
                                                                2001      2000      1999      1998     1997
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $   9.20  $   9.49  $   9.49  $   9.50  $  9.54
                                                              --------  --------  --------  --------  -------

Income (loss) from investment operations:
   Net investment income....................................      0.55      0.51      0.56      0.65     0.61
   Net realized and unrealized gain (loss)..................      0.24     (0.29)    --        --       (0.06)
                                                              --------  --------  --------  --------  -------

Total income from investment operations.....................      0.79      0.22      0.56      0.65     0.55
                                                              --------  --------  --------  --------  -------

Less dividends from net investment income...................     (0.55)    (0.51)    (0.56)    (0.66)   (0.59)
                                                              --------  --------  --------  --------  -------

Net asset value, end of period..............................  $   9.44  $   9.20  $   9.49  $   9.49  $  9.50
                                                              ========  ========  ========  ========  =======

TOTAL RETURN+...............................................     8.82%     2.36%     6.00%     7.02%    5.88%

RATIOS TO AVERAGE NET ASSETS (1):
Expenses....................................................     0.80%     0.80%     0.31%     --       0.64%

Net investment income.......................................     5.87%     5.43%     5.68%     6.52%    6.25%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $109,917  $118,694  $186,442  $107,699  $42,252

Portfolio turnover rate.....................................      133%       71%       58%       55%      67%

---------------------

 + Calculated based on the net asset value as of the last business day of the period.
(1) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.92% and 5.75%, respectively, for the year ended
     April 30, 2001; 0.90% and 5.33%, respectively, for the year ended
     April 30, 2000; 0.88% and 5.11%, respectively, for the year ended
     April 30, 1999; 1.10% and 5.42%, respectively, for the year ended
     April 30, 1998; and 1.30% and 5.59%, respectively, for the year ended
     April 30, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SHORT-TERM BOND FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY SHORT-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Short-Term Bond Fund (the "Fund"), formerly Morgan Stanley Dean Witter Short-Term Bond Fund, including the portfolio of investments, as of April 30, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended April 30, 2000 and the financial highlights for each of the respective stated periods ended April 30, 2000 were audited by other independent accountants whose report, dated May 12, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Short-Term Bond Fund as of April 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
JUNE 8, 2001

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended April 30, 2001, 17.32% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Mitchell M. Merin
President
Barry Fink
Vice President, Secretary and General Counsel
David S. Horowitz
Vice President
Charles Moon
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.


Morgan Stanley
Short-Term
Bond Fund


[graphic]


Annual Report
April 30, 2001